Exhibit 99.1

INDEX TO FINANCIAL STATEMENTS

Consolidated Financial Statements of Boomerang Tracking Inc. April 30, 2004 and 2003

Report of Independent Auditors	F-2
Consolidated Balance Sheets	F-3 - F-4
Consolidated Statements of Retained Earnings	F-5
Consolidated Statements of Earnings	F-6
Consolidated Statements of Cash Flows	F-7
Notes to Consolidated Financial Statements	F-8 - F-22

Unaudited Interim Consolidated Financial Statements of Boomerang Tracking Inc. July 31, 2004 and 2003

Consolidated Balance Sheets	F-24
Consolidated Statements of Earnings	F-25
Consolidated Statements of Cash Flows	F-26
Notes to Consolidated Financial Statements	F-27

Consolidated Financial Statements of Boomerang Tracking Inc.
April 30, 2004 and 2003

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Boomerang Tracking Inc.

We have audited the consolidated balance sheets of Boomerang Tracking Inc. (the “Company”) as at April 30, 2004 and 2003 and the consolidated statements of earnings, retained earnings and cash flows for each of the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with Canadian generally accepted auditing standards and standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 2004 and April 30, 2003 and the results of its operations and its cash flows for each of the years then ended in accordance with Canadian generally accepted accounting principles.

Canadian generally accepted accounting principles vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected results of operations for each of the years in the two year period ended April 30, 2004 to the extent summarized in note 16 to the consolidated financial statements.

/s/ RSM Richter LLP
Chartered Accountants

Montreal, Quebec
June 7, 2004
(except for note 16, which
is dated October 7, 2004)

Boomerang Tracking Inc.

Consolidated Balance Sheets
As at April 30
(Expressed in Canadian Dollars)

	2004	2003

Assets
Current

Cash and cash equivalents	$ 5,607,861	$ 2,567,849
Temporary investments, at cost (note 3)	10,882,333	7,266,453
Accounts receivable	2,005,812	2,125,221
Investment tax credits receivable	298,788	257,000
Income taxes recoverable	--	208,027
Inventories (note 4)	2,834,442	1,404,106
Prepaid expenses	171,485	217,418
Future income taxes (note 10)	10,482	10,482

	21,811,203	14,056,556

Fixed Assets (note 5)	3,599,215	3,372,269

Patents and Trademarks (net of accumulated amortization
of $299,576; 2003 - $196,789)	190,308	188,205

Future Income Taxes (note 10)	887,359	307,000

	$ 26,488,085	$ 17,924,030

See accompanying notes

Boomerang Tracking Inc.

	2004	2003

Liabilities
Current

Accounts payable and accrued liabilities	$ 4,037,330	$ 3,037,128
Income taxes payable	957,042	--
Deferred revenue	10,534,250	7,832,851
Future income taxes (note 10)	120,769	--

	15,649,391	10,869,979

Deferred Revenue	3,076,146	1,566,176

Future Income Taxes (note 10)	584,745	301,155

	19,310,282	12,737,310

Contingencies and Commitments (note 6)

Shareholders' Equity

Capital Stock (note 7)	745,860	769,527

Retained Earnings	6,431,943	4,417,193

	7,177,803	5,186,720

	$ 26,488,085	$ 17,924,030

See accompanying notes

Boomerang Tracking Inc.

Consolidated Statements of Retained Earnings
For the Years Ended April 30
(Expressed in Canadian Dollars)

	2004	2003

Balance - Beginning of Year	$4,417,193	$3,927,029

Net earnings	3,303,850	1,139,923

	7,721,043	5,066,952

Premium on repurchase of shares (note 7)	1,289,100	649,759

Balance - End of Year	$6,431,943	$4,417,193

See accompanying notes

Boomerang Tracking Inc.

Consolidated Statements of Earnings
For the Years Ended April 30
(Expressed in Canadian Dollars)

	2004	2003

Revenues	$ 26,217,001	$ 20,792,817

Expenses
except the following -	20,064,418	16,914,887
Amortization	1,032,154	932,478
Foreign exchange	66,013	40,862
Research and development	540,457	803,796
Interest expense	63,121	310
Interest income	(372,012)	(166,439)

	21,394,151	18,525,894

Income Before Undernoted Items	4,822,850	2,266,923

Unusual items (note 14)	--	450,000

Earnings Before Income Taxes	4,822,850	1,816,923

Income taxes (note 10)
Current	1,695,000	807,000
Future	(176,000)	(130,000)

	1,519,000	677,000

Net Earnings	$ 3,303,850	$ 1,139,923

Earnings Per Share: (note 11)

Basic	$ 0.15	$ 0.05
Diluted	0.15	0.05

See accompanying notes

Boomerang Tracking Inc.

Consolidated Statements of Cash Flows
For the Years Ended April 30
(Expressed in Canadian Dollars)

	2004	2003

Funds Provided (Used) -

Operating Activities

Net earnings	$ 3,303,850	$ 1,139,923
Amortization	1,032,154	932,478
Write-off of fixed assets	--	103,758
Future income taxes	(176,000)	(130,000)

	4,160,004	2,046,159
Changes in non-cash operating elements
of working capital (note 8)	5,069,858	2,505,011

	9,229,862	4,551,170

Financing Activities

Repurchase of Class "A" shares	(1,312,767)	(666,193)

Investing Activities

Increase in temporary investments	(3,615,880)	(1,294,304)
Additions to fixed assets	(1,156,313)	(1,596,519)
Additions to patents and trademarks	(104,890)	(69,652)

	(4,877,083)	(2,960,475)

Increase in Cash and Cash Equivalents	3,040,012	924,502

Cash and Cash Equivalents
Beginning of Year	2,567,849	1,643,347

End of Year	$ 5,607,861	$ 2,567,849

See accompanying notes

Additional Cash Flow Information

Interest paid	$ 8,000	$ 300
Income taxes paid	530,000	981,000

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

1.       Nature of Business

The Company’s business consists of the design, manufacture and sale of the BOOMERANG® tracking devices. These devices are an integral part of the Company’s patented BOOMERANG® Tracking System which comprises after-sales recovery services. The BOOMERANG® tracking devices are sold and installed through a network of corporate-managed service centers and authorized dealers located throughout the provinces of Quebec and Ontario, while the after-sales tracking services are sold directly to the end-user.

2.       Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiary. On consolidation, all intercompany transactions and balances have been eliminated.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and liquid investments with original maturities of less than three months from the date of acquisition.

Valuation of Inventories

Inventories are stated at the lower of cost (first-in, first-out method) and net realizable value.

Amortization

On the declining balance method —

Computer	20%-30%
Furniture and fixtures	20%
Equipment	30%

On the straight-line method —
Leasehold improvements	over the lease term
Patents	5 years

Impairment of Long-Lived Assets

During fiscal 2004, the Company adopted the Canadian Institute of Chartered Accountants’ (“CICA”) Handbook Section 3063 “Impairment of Long-Lived Assets”. The new standards require an impairment loss to be recognized when the carrying amount of a long-lived asset to be held and used, such as fixed assets and patents, exceeds the sum of the undiscounted cash flows expected from its use and disposal. The impairment recognized should be measured as the amount by which the carrying amount of the asset exceeds its fair value. The standard has been applied prospectively and has no impact on the current year’s results.

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

2.      Summary of Significant Accounting Policies (Cont’d)

Trademarks

Effective May 1st, 2002, the Company adopted the provisions of the CICA Handbook Section 3062, “Goodwill and Other Intangible Assets”, and accordingly is no longer amortizing intangible assets with an indefinite life. In accordance with the standard, trademarks will be assessed for possible permanent impairment by evaluating discounted expected cash flows on an annual basis. Intangible assets are written down to their estimated fair value as determined by discounted cash flows when a permanent decline is identified.

Revenue Recognition

The Company derives revenue from the sale of vehicle tracking devices and after-sales vehicle tracking services. Product sales are recorded upon delivery. Revenue from service contracts is deferred and amortized over the life of each contract. An estimated provision for warranty costs and unsuccessful recoveries associated with these revenues is provided for at the time of recognition of related revenue.

Future Income Taxes

The Company follows the liability method with respect to accounting for income taxes. Future tax assets and liabilities are determined based on differences between the carrying amount and the tax basis of assets and liabilities. Future income tax assets and liabilities are measured using the enacted tax rates that will be in effect when these differences are expected to reverse. Future income tax assets, if any, are recognized only to the extent that, in the opinion of management, it is more likely than not that the assets will be realized.

Investment Tax Credits

Investment tax credits relating to qualifying expenditures are recognized in the accounts at the time at which they become reasonably determinable, as a reduction of research and development expenditures.

Stock-Based Compensation

The CICA has issued an accounting standard for stock-based compensation and other stock-based payments which was effective May 1st, 2002. The standard requires the use of a fair value-based method to account for certain stock-based compensation arrangements. Options granted by the Company to employees are not required under the new standard to be accounted for using a fair value-based method. When an enterprise does not use the fair value-based method for accounting, it must disclose pro forma net earnings and pro forma earnings per share as if the fair value-based accounting method had been used to account for stock-based compensation cost.

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

2.      Summary of Significant Accounting Policies (Cont’d)

Stock-Based Compensation (cont’d)

The Company will continue to use the settlement method to account for the employee stock options granted under the stock-based compensation plan described in note 7. As a result, no compensation expense is recognized when stock options are issued to employees. Any consideration paid by employees upon exercise of stock options is credited to share capital.

Grants to non-employees in payment of services rendered are accounted for in accordance with the standard, based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measured.

Earnings Per Share

The diluted earnings per share are calculated based on the weighted average number of Class “A” shares outstanding in each of the years, plus the effects of dilutive Class “A” share equivalents, such as options. This method requires that diluted earnings per share be calculated using the treasury stock method, under which method Class “A” share equivalents are treated as having been exercised at the beginning of the reporting period or at the date of issue as the case may be, and that the funds obtained thereby were used to purchase Class “A” shares of the Company at the average trading price of the Class “A” shares during the period.

Use of Estimates

In preparing the Company’s financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the period. Actual results may differ from these estimates.

Foreign Currency Translation

The financial statements of integrated foreign operations and other foreign currency accounts have been translated into Canadian dollars as follows:

Monetary items — at exchange rates in effect at the balance sheet date;

Non-monetary items — at exchange rates in effect on the dates of the transactions;

Revenues and expenses — at average exchange rates prevailing during the year.

Gains and losses arising from foreign currency translation are included in income.

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

3.      Temporary Investments

Temporary investments consist of commercial paper having a cost of approximately $10,336,000 (2003 — $7,266,000), a weighted average interest rate of 3.3% per annum (2003 — 3.1%) and maturing on various dates up to June 2010, and of marketable securities having a cost of approximately $546,000 (2003 — $Nil).

The market value of the commercial paper as at April 30, 2004 is approximately $10,430,000 (2003 — $7,290,000). The market value of the marketable securities as at April 30, 2004 approximate their cost.

The Company may be exposed to a credit loss in the event of non-performance by the counterparties to these financial instruments, but does not anticipate such non-performance.

4.      Inventories

	2004	2003

Raw materials	$1,783,925	$ 954,782
Work in process	345,926	144,934
Finished goods	704,591	304,390

	$2,834,442	$1,404,106

5.      Fixed Assets

	Cost	Accumulated Amortization	2004 Net Carrying Amount

Computer	$3,948,865	$1,467,612	$2,481,253
Furniture and fixtures	718,550	265,323	453,227
Equipment	325,453	189,433	136,020
Leasehold improvements	948,730	420,015	528,715

	$5,941,598	$2,342,383	$3,599,215

	Cost	Accumulated Amortization	2003 Net Carrying Amount

Computer	$3,337,081	$ 852,126	$2,484,955
Furniture and fixtires	459,098	174,338	284,760
Equipment	280,333	143,541	136,792
Leasehold improvovements	708,773	243,011	465,762

	$4,785,285	$1,413,016	$3,372,269

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

6.      Contingencies and Commitments

The Company is subject to legal actions amounting to approximately $279,000 (2003 — $350,000) that arose in the ordinary course of business, that are currently in the hands of the Company’s insurers, and for which it is not possible at this time to determine the outcome. Management believes that these claims are without merit and accordingly, no provision has been made in the accounts for these claims.

Letters of guarantee outstanding at April 30, 2004 amount to $137,000 (U.S.$100,000) (2003 — $143,000 (U.S.$100,000)) and are secured by a movable hypothec up to a maximum of $155,000 on the Company’s temporary investments.

The minimum rental, exclusive of occupancy charges, under the leases for the Company’s premises is approximately as follows:

	Payable to Unrelated Parties	Payable to Company Controlled by a Principal Shareholder

2005	$74,000	$499,000
2006	5,000	464,000

7.      Capital Stock

	2004	2003

Authorized without limit as to number and without par value -

Class "A" participating, voting shares
Class "B" shares, issuable in series, ranking in priority to
     Class "A" shares; attributes of each series to be determined by the Board of Directors at the time of issuance

Issued -
21,190,700 (2003 - 21,863,100) Class "A" shares	$ 745,860	$ 769,527

During the year, the Company repurchased and cancelled 672,400 (2003 — 466,900) Class “A” shares for a total consideration of $1,312,767 (2003 — $666,193). As a result, capital stock has been reduced by $23,667 (2003 - $16,434) representing the pro-rata stated capital of the shares and the excess of $1,289,100 (2003 - $649,759) has been charged to retained earnings.

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

7.      Capital Stock (Cont’d)

On May 2, 2003, the Company filed a notice of its intention to renew, for an additional twelve-month period, the normal course issuer bid made on April 29, 2002 and expiring on April 30, 2003 through the facilities of The Toronto Stock Exchange. Pursuant to the normal course issuer bid, the Company intends to purchase for cancellation up to a maximum of 1,093,155 Class “A” shares, representing approximately 5% of its issued and outstanding Class “A” shares. The renewed issuer bid took effect on May 6, 2003 and expires no later than May 5, 2004. There were no additional shares purchased for cancellation subsequent to April 30, 2004 until the expiry date.

Stock-Based Compensation

The Company has a share option plan pursuant to which directors, officers, employees and service providers of the Company or its subsidiary are granted options to purchase Class “A” shares. The total number of shares which may be issued under the share option plan cannot exceed 3,347,250 shares. The maximum number of Class “A” shares which may be reserved for issuance upon the exercise of options granted may not exceed 15% of the then issued and outstanding shares. Options have a maximum exercise period of five years and have vesting periods ranging from immediate to vesting in equal increments over three years commencing on the first anniversary of the grant date. They are granted at a price equal to the market price of the shares on the day preceding the day on which the options are granted.

Share option transactions during the two year period ended April 30, 2004 were as follows:

	Number of Options	Weighted Average Exercise Price

Outstanding at April 30, 2002	882,500	$ 1.88
Granted	62,500	1.71
Forfeited	(235,000)	3.31

Outstanding at April 30, 2003	710,000	1.44
Granted	35,000	1.93
Forfeited	(15,000)	1.75

Outstanding at April 30, 2004	730,000	$ 1.46

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

7.      Capital Stock (Cont’d)

The following table summarizes information about share options outstanding as at April 30, 2004:

Options Outstanding			Options Exercisable

Range of Exercise Prices	Number Outstanding	Weighted- Average Remaining Contractual Life (in years)	Weighted- Average Exercise Price	Number Exercisable	Weighted- Average Exercise Price

$0.30 - $0.77	345,000	0.2	$0.36	345,000	$0.36
$1.20 - $1.93	155,000	2.4	1.62	144,998	1.62
$2.40 - $2.75	140,000	2.3	2.69	98,332	2.69
$3.00 - $4.35	90,000	2.2	3.49	81,666	3.53

	730,000	1.3	$1.46	$669,996	$1.36

Subsequent to April 30, 2004, 300,000 of the above options were exercised resulting in the issuance of 300,000 Class “A” shares for cash consideration of $90,000.

As at April 30, 2003, 571,665 options were exercisable at a weighted average exercise price of $1.16.

No compensation expense has been recorded in the consolidated financial statements for stock options. Had the Company used a fair value-based method (Black-Scholes option-pricing model) to account for stock options granted to employees after April 30, 2002, the impact on the results would have been immaterial.

8.      Additional Cash Flow Information

Changes in non-cash operating elements of working capital consist of the following:

	2004	2003

Accounts receivable	$ 119,409	$ 1,106,777
Investment tax credits receivable	(41,788)	(257,000)
Income taxes recoverable	208,027	(173,743)
Inventories	(1,430,336)	(82,180)
Prepaid expenses	45,933	80,987
Accounts payable and accrued liabilities	1,000,202	(13,167)
Income taxes payable	957,042	--
Deferred revenues	4,211,369	1,843,337

	$ 5,069,858	$ 2,505,011

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

9.      Financial Instruments

Credit Risk

The Company, in the normal course of business, monitors the financial condition of its customers. The Company does not have a significant exposure to any individual customer or counterparty. The Company establishes an allowance for doubtful accounts that corresponds to the credit risk of its specific customers, historical trends and economic circumstances.

The Company does not believe that it is exposed to an unusual level of customer credit risk.

Fair Value

Cash and cash equivalents, accounts receivable, and accounts payable and accrued liabilities are all short-term in nature and as such their carrying values approximate fair values. See note 3 for discussion of fair value of temporary investments.

10.     Income Taxes

Significant components of future income tax assets and liabilities at April 30 are as follows:

	2004	2003

Future income tax assets:
Stock listing costs	$ 10,482	$ 20,964
Warranty and unsuccessful recovery provision	75,040	26,035
Losses of foreign subsidiary carried forward	812,319	307,000

	897,841	353,999

Future income tax liabilities:
Fixed assets	584,745	337,672
Investment tax credits	120,769	--

	705,514	337,672

Future income tax assets, net	$192,327	$ 16,327

Balance sheet classification:

Future income tax asset - current	10,482	10,482
Future income tax asset - long-term	887,359	307,000
Future income tax liability - current	120,769	--
Future income tax liability - long-term	584,745	301,155

	$192,327	$ 16,327

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

10.     Income Taxes (Cont’d)

The provision for income taxes reported differs from the amount computed by applying the Federal and Provincial statutory income tax rates to earnings before income taxes. The reasons for these differences and their tax effects are as follows:

	2004	2003

Statutory Tax Rates	32.84%	35.75%

Statutory income tax on earnings before income taxes	$ 1,584,000	$ 650,000
Manufacturing tax rate reduction	(29,000)	(12,000)
Trademark additions deductible from taxable income	(11,000)	--
Non-deductible expenses	22,000	24,000
Other	(47,000)	15,000

	$ 1,519,000	$ 677,000

As at April 30, 2004, the foreign subsidiary had reported tax losses of approximately $1,935,000 that may be applied against earnings of future years, not later than as follows:

2027	$ 167,000
2028	564,000
2029	1,204,000

$1,935,000

A future income tax asset has been recognized for the full amount of these losses.

11.     Earnings Per Share

The calculation of basic earnings per share and diluted earnings per share is as follows:

	2004	2003

Basic earnings available to Class "A" shareholders	$ 3,303,850	$ 1,139,923

Weighted average number of Class "A" shares outstanding	21,540,879	22,219,059

Basic earnings per share	$ 0.15	$ 0.05

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

11.     Earnings Per Share (Cont'd)

	2004	2003

Weighted average number of Class "A" shares outstanding	$ 21,540,879	$ 22,219,059
Class "A" share equivalents:
Assumed exercise of outstanding dilutive options	479,536	427,630
Shares repurchased from proceeds of assumed
exercise of options	(169,094)	(136,018)

Weighted average number of Class "A" shares and
Class "A" share equivalents outstanding	$ 21,851,321	$ 22,510,671

Diluted earnings per share	$ 0.15	$ 0.05

Options have a dilutive effect when the average market price of the Class “A” shares during the period exceeds the exercise price of the options. As a result, 250,464 (2003 — 282,370) anti-dilutive options have been excluded from the calculations of diluted earnings per share.

12.     Related Party Transactions

The following table summarizes the Company’s related party transactions for the year and balances outstanding as at April 30:

	2004	2003

Revenue

Sales of products to:

company jointly controlled by principal shareholders	$350,000	$2,451,000

Costs and Expenses

Purchases from:

company controlled by a principal shareholder	--	221,000

Rent and operating expenses paid to:

company controlled by a principal shareholder	$603,000	$ 428,000

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

12.     Related Party Transactions (Cont'd)

	2004	2003

Distribution fees paid to:

company jointly controlled by principal shareholders pursuant to a distribution agreement to expire on July 1, 2003, with a final extension, at the Company's directors' option to September 1, 2003	$ 673,000	$ 968,000

Accounts Receivable

company jointly controlled by principal shareholders	83,000	207,000

Accounts Payable and Accrued Liabilities

company jointly controlled by principal shareholders	5,500	28,000

The above mentioned sales of products to and accounts receivable due from a company jointly controlled by principal shareholders represent 1% (2003 — 12%) of total revenues and 4% (2003 — 11%) of total accounts receivable respectively.

The Company shares certain common overhead with a company controlled by a principal shareholder.

These transactions are in the normal course of operations and are measured at the exchange amount which is the amount of the consideration established and agreed to by the related parties.

13.     Investment Tax Credits

During the year, the Company recorded an amount of approximately $314,000 (2003- $257,000) as a reduction of research and development expenditures. The amount recorded represents the Company’s 2003 and 2002 investment tax credits, respectively.

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

14.     Unusual Items

In 2003, unusual items represented severance costs of $100,000 incurred and paid during the year resulting from an internal reorganization and a provision for a potential claim of $350,000 against the Company with regards to tax credits claimed. The provision was included in accrued liabilities and was based on management’s best estimate. The Company could not predict the outcome of the claim at that time, but management was of the opinion that the potential liability would not exceed the amount provided for in 2003 and paid in 2004.

15.     Comparative Figures

Certain reclassifications of 2003 amounts have been made to facilitate comparison with the current year.

16.     Reconciliation of Accounting Principles Generally Accepted in Canada and in the United States

The consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles (“GAAP”). These principles differ in the following material respects from those in the United States as summarized below.

The consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles (“GAAP”), which conform in all material respects to those in the United States (“U.S. GAAP”) except as follows:

(a)	U.S. GAAP requires the research and development tax credits be credited to the income tax provision and not to research and development expense as required by Canadian GAAP.

(b)	Debt and equity investments:

In accordance with FAS 115, Accounting for Certain Investments in Debt and Equity Securities, the Company’s commercial paper are classified as held-to-maturity and the amortized cost, gross unrealized holding gains, unrealized holding losses and fair value were as follows:

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

16.     Reconciliation of Accounting Principles Generally Accepted in Canada and in the United States (Cont'd)

(b)	Debt and equity investments (cont’d):

April 30, 2004
	Amortized Cost	Gross Unrealized Holding Gains	Gross Unrealized Holding Losses	Fair Value

Commercial paper	$10,336,000	$94,000	$ --	$10,430,000

April 30, 2003
	Amortized Cost	Gross Unrealized Holding Gains	Gross Unrealized Holding Losses	Fair Value

Commercial paper	$ 7,266,000	$24,000	$ --	$ 7,290,000

The marketable securities are considered available-for-sale and as such should be accounted at their market value with the unrealized gains/losses recorded as part of shareholders’ equity and comprehensive income. No adjustments were required since the carrying value of the marketable securities approximates their market value.

(c)	Product warranty liability

	2004	2003

Balance - Beginning of Year	$ 140,000	$ --
Payments made under the warranty	(55,000)	(34,000)
Accruals related to products sold during the reporting period	163,000	58,000
Changes related to pre-existing warranties	(20,000)	116,000

Balance - End of Year	$ 228,000	$ 140,000

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

16.     Reconciliation of Accounting Principles Generally Accepted in Canada and in the United States (Cont'd)

(d)	Supplementary information

Under U.S. GAAP, separate disclosure is required for the following statement of operations item. There is no similar requirement under Canadian GAAP.

	2004	2003

Service revenue	$17,033,000	$12,670,000
Rental expense	623,000	473,000

(e)	Recent accounting pronouncements

In May 2003, the Financial Accounting Standards Board (“FASB”) issued Statement No. 150 (SFAS 150), “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. SFAS 150 establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. The adoption of SFAS 150 did not have a material effect on the Company’s financial position or results of operations.

In April 2003, the Financial Accounting Standards Board issued Statement No. 149 (SFAS 149), “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS 133, “Accounting for Derivative Instruments and Hedging Activities. SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS 149 did not have a material effect on the Company’s financial position or results of operations.

In December 2003, the Financial Accounting Standards Board reissued Interpretation No. 46, or FIN 46R, “Consolidation of Variable Interest Entities.” FIN 46R requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity’s activities or entitled to receive a majority of the entity’s residual returns or both. A variable interest entity either (a) does not have equity investors with voting rights, or (b) has equity investors that do not provide sufficient financial resources to the entity to support its activities. The adoption of FIN 46 is not expected to have a material impact on our results of operations or financial condition.

Boomerang Tracking Inc.

Notes to Consolidated Financial Statements
April 30, 2004 and 2003
(Expressed in Canadian Dollars)

16.     Reconciliation of Accounting Principles Generally Accepted in Canada and in the United States (Cont'd)

The effect of the above differences on the consolidated statement of earnings would be:

	2004	2003

Net earnings in accordance with Canadian GAAP	$ 3,303,850	$ 1,139,923
Less effects of differences in accounting for:
Research and development (a)	314,000	257,000
Income taxes (a)	(314,000)	(257,000)

Net earnings in accordance with U.S. GAAP	$ 3,303,850	$ 1,139,923

Basic earnings per share	$ 0.15	$ 0.05

Diluted earnings per share	0.15	0.05

Unaudited Interim Consolidated Financial Statements of Boomerang Tracking Inc.
July 31, 2004 and 2003

Boomerang Tracking Inc.
Unaudited Interim Consolidated Balance Sheets
(Thousands of Canadian dollars)

	As at July 31, 2004 (Unaudited)	As at April 30, 2004 (Audited)

Assets

Current
Cash and cash equivalents	$ 8,290	$ 5,608
Temporary investments	10,905	10,882
Accounts receivable	1,662	2,006

Investment tax credits receivable	324	299
Income taxes recoverable	--	--
Inventories	2,842	2,834
Prepaid expenses	202	171
Future income taxes	8	11

	24,233	21,811
Fixed Assets (Net of accumulated amortization of: July 31, 2004: $2,566; April 30, 2004: $2,342)	3,446	3,599

Patents and Trademarks (Net of accumulated amortization of: July 31, 2004: $327; April 30, 2004: $299)	176	190

Future Income Taxes	892	888

	$28,747	$26,488

Liabilities

Current
Accounts payable and accrued liabilities	$ 4,489	$ 4,037
Income taxes payable	525	957
Deferred revenue	11,214	10,534
Future income taxes	107	121

	16,335	15,649

Deferred Revenue	3,645	3,076
Future Income Taxes	558	585

	20,538	19,310

Shareholders' Equity
Capital stock	836	746
Retained earnings	7,373	6,432

	8,209	7,178

	$28,747	$26,488

Boomerang Tracking Inc.
Unaudited Interim Consolidated Statements of Earnings
(Thousands of Canadian dollars except earnings per share information)

	2004 (Unaudited)	For the three months ended July 31 2003 (Unaudited)

Revenues
Sales of equipment	$ 2,170	$ 2,518
Service contracts	4,974	3,880
Other	215	209

	7,359	6,607

Expenses	5,421	5,067
Except the following -
Amortization	252	228
Foreign exchange	(2)	12
Interest income	(72)	(67)
Research and development	312	267

	5,911	5,507

Earnings Before Income Taxes	1,448	1,100
Income taxes	507	407

Net Earnings	$ 941	$ 693

Earnings Per Share
Basic	$ 0.044	$ 0.032
Diluted	$ 0.044	$ 0.031
Weighted Average Number of Class "A" shares and Class "A" share equivalents outstanding
Basic	21,475,483	21,804,699
Diluted	21,540,963	22,085,012

Boomerang Tracking Inc.
Unaudited Interim Consolidated Statements of Cash Flows
(Thousands of Canadian dollars)

	2004 (Unaudited)	For the three months ended July 31 2003 (Unaudited)

Funds Provided (Used) -
Operating Activities
Net earnings	$ 941	$ 693
Amortization	252	228

Future income taxes	(42)	93

	1,151	1,014

Changes in non-cash operating elements of working capital	1,549	1,992

	2,700	3,006

Financing Activity
Issuance of class "A" shares	90	--
Repurchase of class "A" shares	--	(241)

	90	(241)

Investing Activities

Increase in temporary investments	(23)	(1,933)
Additions to fixed assets	(71)	(280)
Additions to patents and trademarks	(14)	(19)

	(108)	(2,232)

Increase in Cash and Cash Equivalents	2,682	533

Cash and Cash Equivalents
Beginning of period	5,608	2,568

End of period	$ 8,290	$ 3,101

Additional Cash Flow Information

Income taxes paid	$ 981	$ --

Boomerang Tracking Inc.
Notes to Unaudited Interim Consolidated Financial Statements:
(Thousands of Canadian dollars)

(1)  Basis of preparation
These unaudited interim consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles, using the same accounting policies and methods of computation as were used for the consolidated financial statements for the year ended April 30, 2004.

In management’s opinion, the accompanying unaudited condensed consolidated financial statements reflect all adjustments necessary to adequately reflect the Company’s financial position, results of operations and cash flows for the periods indicated. These unaudited interim consolidated financial statements do not include all the disclosures required by Canadian generally accepted accounting principles in annual financial statements and accordingly, should be read in conjunction with the Consolidated Financial Statements for the year ended April 30, 2004.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The results of operations for the three months ended July 31, 2004 and 2003 are not necessarily indicative of the results for the entire fiscal year.

(2)  Comparative Figures
Certain reclassifications of the comparative amounts presented have been made to facilitate comparison with the current period.

(3)  Reconciliation of Accounting Principles Generally Accepted in Canada and in the United States
The Company prepares its financial statements in accordance with Canadian generally accepted accounting principles (Canadian GAAP), which conform in all material respects to those in the United States (U.S. GAAP).

(4) Subsequent Event
On August 16, 2004 the Company entered into a definitive agreement with LoJack Corporation (“LoJack”), a NASDAQ listed company, whereby LoJack will acquire the Company for $2.95 per share payable, at the option of the shareholder, in cash or in a combination of cash and LoJack stock or securities exchangeable into LoJack stock.

The proposed acquisition is expected to close in the fall of 2004 and is subject to customary closing conditions, approval by two-thirds of the Company’s shareholders, the Superior Court of Quebec, appropriate regulatory and other authorities, and compliance with the Canadian Business Corporations Act.

As of October 10, 2004, the Company has incurred approximately $1,000,000 of costs associated with this transaction, which will be charged to the Company’s second quarter earnings.